SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                  May 10, 2006
                                  ------------
                Date of Report (Date of earliest event reported)


                        FIRST CHESTER COUNTY CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



         PENNSYLVANIA                0-12870                23-2288763
         -------------               -------                ----------
       (State or other            (Commission            (I.R.S. Employer
        jurisdiction of            File Number)           Identification No.)
        incorporation)


                 9 NORTH HIGH STREET, WEST CHESTER, PENNSYLVANIA
                ------------------------------------------------
                    (Address of principal executive offices)



                                 (484) 881-4000
                                 --------------
              (Registrant's telephone number, including area code)


                        --------------------------------
                       (Former name or former address, if
                           changed since last report.)




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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On Sept 13, 2006, First National Bank of Chester County (a wholly-owned subsidiary of First Chester County Corporation) received confirmation that TD Banknorth, N.A., owner of the real property located at 1 and 3 North High Street, West Chester, PA, has agreed to sell the property to First National Bank. Settlement shall occur not later than March 11, 2007, unless otherwise agreed by the parties. The parties entered into the Agreement for the Sale of Real Estate as of May 10, 2006, subject to certain conditions. The Agreement provides for the sale of the property for a total consideration of $3.8 million and contains standard representations, warranties and covenants regarding title and other matters.






                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 19, 2006                        FIRST CHESTER COUNTY CORPORATION


                                                By: /s/ John Balzarini
                                                    --------------------------
                                                Name: John Balzarini
                                                Title: Chief Financial Officer











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